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                                                                EXHIBIT 4.0




NUMBER                                                                  SHARES


                             OCWEN FINANCIAL CORPORATION
                 Incorporated Under the Laws of the State of Florida





    This certifies that __________________ is the owner of ________ (___) fully paid and non-assessable shares of the common stock, par value $.01 per share, of

                             Ocwen Financial Corporation

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

    This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


- ----------------------------           --------------------------------
John R. Erbey                          William C. Erbey
Managing Director and Secretary        Chairman, President and Chief
                                       Executive Officer

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                       (FORM OF STOCK CERTIFICATE -- BACK SIDE)

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .........Custodian..........under Uniform
                    (Cust)             (Minor)
                   Gifts to Minors Act..........................
                                                 (State)
    For value received, ________________________________________
_______________________ hereby sell assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

 ----------------------------------------------------------------

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unto ____________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

_________________________________________________ Shares of common stock represented by this certificate, and do hereby irrevocably constitute and appoint ________________________, Attorney, to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

    Dated _________________________, 199_


                                  ______________________________
                                  Signature


                                  ______________________________
                                  Signature



Notice: The signature to this assignment must correspond with the name written upon the face of this certificate in every particular without alteration or any change whatever.